Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K/A of Generex Biotechnology Corporation (the “Company”) for the year ended July 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Joseph Moscato, Chief Executive Officer, and Mark Corrao, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 29th, 2020

/s/ Joseph Moscato
Joseph Moscato
President & Chief Executive Officer

/s/ Mark Corrao
Mark Corrao
Chief Financial Officer